UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2022

Vynleads, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-227499	47-4584272
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

596 Herrons Ferry Road, Suite 301, Rock Hill, SC 29730

(Address of principal executive offices and zip code)

(845) 745-0981

(Registrant’s telephone number including area code)

__________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Company’s Certifying Accountant.

On October 10, 2022, Alex Mannine, the CEO of Vynleads, Inc. (the “Company”) received an email from Derek M. Webb, CPA, a partner at Liggett & Webb P.A. (“L&W”) and the Company’s auditor informally resigning as the Company’s independent registered public accounting firm.

On November 15, 2022, L&W informed the Company of their formal resignation as the Company’s independent registered public accounting firm.

The accounting reports of L&W on the Company’s December 31, 2021 and 2020 consolidated financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that each report on the Company’s consolidated financial statements contained an explanatory paragraph regarding the Company’s ability to continue as a going concern based on the Company’s significant working capital deficiency, significant losses and needs to raise additional funds.

During the previous year’s December 31 and 2020 audits and subsequent interim period through November 15, 2022, the effective date of L&W’s resignation, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and L&W on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of L&W would have caused the L&W to make reference thereto in its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided L&W with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that L&W furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of L&W’s letter, dated November 18, 2022, is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

As this information was received, the Company and its Board of Directors discussed alternative auditors, but eventually agreed and engaged ASSURANCE DIMENSIONS CERTIFIED PUBLIC ACCOUNTANTS & ASSOCIATES (“ASSURANCE”) on October 20, 2022.

During the two most recent fiscal years and through the Engagement Date, the Company did not consult with ASSURANCE regarding either:

1.	application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that ASSURANCE concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Liggett & Webb P.A. dated November 18, 2022 to the SEC regarding statements included in this Form 8-K.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vynleads, Inc.
(Registrant)

By:	/s/ Alex Mannine
Alex Mannine
Chief Executive Officer

Date:  November 18, 2022